May 9, 1995

Mr. Anthony Cappaze
Trinity Funding Group
225 Millburn Avenue, Suite 202
Millburn, NJ 07041

Dear Mr. Cappaze:

     This is to confirm that you will consult with and actively assist Delta to heighten awareness of the business conducted and performance results achieved by Delta and to consult with Delta relating to its future funding requirements during the next twelve months.

     In consideration therefor Delta will issue to you: 5,000 shares of its restricted and legended common stock; warrants/options to purchase 75,000 shares of Delta common stock at $6.875 per share for one year; plus warrants/options to purchase 75,000 shares of Delta common stock at $10.00 per share for four years which warrants/options will not vest until and unless the warrants/options for the purchase of 75,000 shares at $6.875 per share have been exercised. In addition, Delta will issue an additional 20,000 shares of its restricted and legended common stock in your name which shares will be delivered to you after you or your assigns have exercised your warrants/options to purchase 75,000 shares at $6.875 per share. All shares issued and shares underlying the above warrants/options will be included in a registration statement filed with the SEC, upon demand. To the extent that the registration of these shares would interfere or conflict with or occur at or near any other planned registration then inclusion of these shares in a registration statement will be subject to the approval of any underwriter that may be involved in such registration. Any shares not so registered will be included, upon demand, in the same manner in a later registration statement and the expiration dates of any options will be extended as necessary to allow registration of the underlying shares.

     If the warrants/options to purchase 75,000 shares at $6.875 are not exercised during their term then the 20,000 shares referenced above will be deregistered and cancelled.

     Please sign below where appropriate to indicate your agreement with and acceptance of these terms.

     Thank you.
                                   Very truly yours,

                                   DELTA PETROLEUM CORPORATION

                                    /s/Aleron H. Larson, Jr.
                                 By: Aleron H. Larson, Jr.
                                     Chairman/CEO
/s/ Anthony Cappaze
Anthony Cappaze




May 9, 1995

Mr. Frank Leo
44 Minebrook Road
Colts Neck, New Jersey 07722

Dear Mr. Leo:

     This is to confirm that you will consult with and actively assist Delta to heighten awareness of the business conducted and performance results achieved by Delta and to consult with Delta relating to its future funding requirements during the next twelve months.

     In consideration therefor Delta will issue to you: 5,000 shares of its restricted and legended common stock; warrants/options to purchase 75,000 shares of Delta common stock at $6.875 per share for one year; plus warrants/options to purchase 75,000 shares of Delta common stock at $10.00 per share for four years which warrants/options will not vest until and unless the warrants/options for the purchase of 75,000 shares at $6.875 per share have been exercised. In addition, Delta will issue an additional 20,000 shares of its restricted and legended common stock in your name which shares will be delivered to you after you or your assigns have exercised your warrants/options to purchase 75,000 shares at $6.875 per share. All shares issued and shares underlying the above warrants/options will be included in a registration statement filed with the SEC, upon demand. To the extent that the registration of these shares would interfere or conflict with or occur at or near any other planned registration then inclusion of these shares in a registration statement will be subject to the approval of any underwriter that may be involved in such registration. Any shares not so registered will be included, upon demand, in the same manner in a later registration statement and the expiration dates of any options will be extended as necessary to allow registration of the underlying shares.

     If the warrants/options to purchase 75,000 shares at $6.875 are not exercised during their term then the 20,000 shares referenced above will be deregistered and cancelled.

     Please sign below where appropriate to indicate your agreement with and acceptance of these terms.

     Thank you.
                                   Very truly yours,

                                   DELTA PETROLEUM CORPORATION

                                   /s/Aleron H. Larson, Jr.
                                By Aleron H. Larson, Jr.
                                   Chairman/CEO
/s/Frank Leo
Frank Leo